AFL-CIO Housing Investment Trust (HIT)

The HIT, a $6.8 billion fixed-income mutual fund, continues to create union jobs and housing through the pandemic, financing 38 projects now under construction across the country. The HIT’s investments are creating thousands of union construction jobs, much-needed affordable housing and broader economic benefits at a time of high unemployment.

One such project is 53 Colton Street in San Francisco, CA. As part of its recently announced $1 Billion Bay Area Investment Initiative, the HIT will invest $19.1 million to finance the $52.5 million construction of 53 Colton Street. Located in San Francisco’s South of Market neighborhood, 53 Colton Street will create 96 efficiency apartments and supportive services for previously homeless and extremely low-income residents. This building is part of a multi-phase redevelopment plan spearheaded by United Association Local 38 Plumbers & Pipefitters, which features a new union hall for Local 38, market-rate and affordable housing, neighborhood retail and a publicly accessible park.

As of March 31, 2021. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055.